Exhibit 10.2

TEMPORARY WAIVER AND CONSENT

This TEMPORARY WAIVER AND CONSENT (this “Waiver and Consent”) dated as of May7, 2020 is entered into by and among ONDECK ASSET FUNDING II, LLC, a Delaware limited liability company (“Company”), solely with respect to Section 3, On Deck Capital, Inc., a Delaware corporation (“Holdings”), the Lenders party hereto which constitute all the Lenders currently party to the Credit Agreement (defined below) and ARES AGENT SERVICES, L.P., as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, Ares Agent Services L.P., as Collateral Agent for the Secured Parties, and Wells Fargo Bank, N.A., as Paying Agent, entered into a Credit Agreement, dated as of August 8, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Waiver and Consent have the same meanings as specified in the Credit Agreement, as amended hereby;
WHEREAS, Company has advised the Lenders and the Administrative Agent that a Borrowing Base Deficiency exists as set forth in the Borrowing Base Report delivered by the Company on May 1, 2020 pursuant to Section 5.1(k)(i) of the Credit Agreement (such Borrowing Base Deficiency as so reported in such Borrowing Base Report, the “Existing Borrowing Base Deficiency”);
WHEREAS, Company has requested that the Lenders and the Administrative Agent grant a temporary limited waiver solely during the Waiver Period (as defined below) with respect to (i) the occurrence and existence of the Existing Borrowing Base Deficiency and (ii) the Company’s failure to prepay the Loans in an amount sufficient to cure the Existing Borrowing Base Deficiency as required by Section 2.9 of the Credit Agreement, (the events and circumstances described in the foregoing clauses (i) through (ii), the “Specified Events”), and the Lenders and the Administrative Agent have agreed to grant such temporary limited waiver of the Specified Events subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. TEMPORARY WAIVER AND CONSENT
1.1    Waiver; Limitations. Effective as of the Effective Date (defined below), subject to the satisfaction of the conditions to effectiveness set forth in Section 4.1 below, the Lenders and the Administrative Agent hereby waive the occurrence, existence or continuance of any Specified Event solely during the period commencing on the Effective Date and ending at the close of business on May 14, 2020 (such period, the “Waiver Period”). The waiver set forth in this Section 1.1 is a one-time waiver only and applies only during the Waiver Period.

Exhibit 10.2

Automatically upon termination of the Waiver Period, (i) the waiver granted by the Lenders and the Administrative Agent hereunder shall terminate, (ii) all rights and remedies of the Lenders and the Administrative Agent with respect to the Specified Events shall be reinstated, (iii) all obligations of the Company (including any obligation to repay the Loans) with respect to the Specified Events shall be reinstated. For the avoidance of doubt, if the Existing Borrowing Base Deficiency or any other Borrowing Base Deficiency exists upon termination of the Waiver Period, an Event of Default shall be deemed to have occurred for all purposes immediately upon such termination of the Waiver Period.
Notwithstanding anything to the contrary herein or in any other Credit Documents, neither the Lenders nor the Administrative Agent is now waiving, nor have any of them agreed to waive in the future (i) the breach of any provision of the Credit Documents (whether presently or subsequently existing or arising), (ii) any Specified Event or any consequence thereof, except solely to extent the consequences thereof have been expressly waived solely during the Waiver Period pursuant to this Section 1.1, (iii) any other Event of Default or Default (whether presently or subsequently existing or arising) or (iv) any rights, powers or remedies presently or subsequently available to any Lender, the Administrative Agent or any other Person against the Company, Holdings, the Seller, any other Person or any collateral, property or assets, under the Credit Agreement, any of the other Credit Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly waived herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and shall continue. Without limiting the generality of the foregoing, this Waiver and Consent shall not be construed as a waiver or cure of any Specified Event; and all consequences of the Specified Events (other than those expressly and temporarily waived pursuant to this Section 1.1) shall survive this Waiver and Consent; and all consequences of the Specified Events waived pursuant to this Section 1.1 shall be automatically reinstated with full force and effect immediately following the Waiver Period.
1.2    No Obligation to Make Loans. During the Waiver Period the Company shall not request any Loans and the Lenders shall not be required to fund any Loans to the Company and the Company shall not be permitted to make any Restricted Junior Payments during the Waiver Period.
1.3        Reservation of Rights. The Lenders and the Administrative Agent hereby expressly reserve all of their rights and remedies under and with respect to the Credit Agreement and the other Credit Documents from and after the Waiver Period with respect to any Specified Events.
SECTION 2. REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders party hereto to enter into this Waiver and Consent, Company represents and warrants to the Administrative Agent and Lenders, on the Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

Exhibit 10.2

2.1    Due Authorization. The execution, delivery and performance of this Waiver and Consent have been duly authorized by all necessary action on the part of Company.
2.2    Binding Obligation. This Waiver and Consent has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
2.3    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
2.4    No Default or Event of Default. After giving effect to the limited waiver set forth in Section 1.1, no Servicer Default, Default or Event of Default has occurred and is continuing.
SECTION 3. RELEASE. IN CONSIDERATION OF THE LIMITED WAIVER CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, EACH OF THE COMPANY AND HOLDINGS, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUBSIDIARIES, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND ITS OFFICERS, PARTNERS, DIRECTORS, TRUSTEES, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY SUCH PERSON MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”). EACH OF THE COMPANY AND HOLDINGS REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND EACH LENDER THAT NONE OF THE COMPANY, HOLDINGS OR THEIR RESPECTIVE SUBSIDIARIES HAS GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.
SECTION 4. MISCELLANEOUS
4.1    Conditions of Effectiveness. This Waiver and Consent shall become effective as of the date (such date, the “Effective Date”) on which the Administrative Agent has

Exhibit 10.2

received counterparts of this Waiver and Consent executed by Company, the Administrative Agent and all Lenders currently party to the Credit Agreement.
4.2    Fees and Expenses. The Company shall pay or reimburse all the Administrative Agent’s and the Lenders’ respective out-of-pocket fees and expenses (including fees and expenses of counsel) incurred in connection with this Waiver and Consent and the transactions contemplated hereby in accordance with Section 9.2 of the Credit Agreement.
4.3    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(a) Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Waiver and Consent or with respect to the subject matter of this Waiver and Consent. To the extent of conflict between the terms of this Waiver and Consent and the other Credit Documents, the terms of this Waiver and Consent shall control. The Credit Agreement and this Waiver and Consent shall be read and construed as one agreement.
(b) The execution, delivery and effectiveness of this Waiver and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Administrative Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
4.4    Binding Effect. This Waiver and Consent shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
4.5    Governing Law. This Waiver and Consent and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
4.6    CONSENT TO JURISDICTION. WITHOUT LIMITING SECTION 9.14 OF THE CREDIT AGREEMENT, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS WAIVER AND CONSENT, EACH OF COMPANY AND HOLDINGS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.1 OF THE

Exhibit 10.2

CREDIT AGREEMENT AND TO ANY PROCESS AGENT APPOINTED BY IT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY OR HOLDINGS (AS THE CASE MAY BE) IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (d) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.
4.7    WAIVER OF JURY TRIAL. WITHOUT LIMITING SECTION 9.15 OF THE CREDIT AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THE LENDER/BORROWER RELATIONSHIP ESTABLISHED PURSUANT TO THE CREDIT DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.
4.6    Execution in Counterparts. This Waiver and Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver and Consent by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Waiver and Consent.
4.7    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
4.8    Credit Document. This Waiver and Consent shall constitute a Credit Document for all purposes.

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Exhibit 10.2

IN WITNESS THEREOF, the parties hereto have caused this Temporary Waiver and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ONDECK ASSET FUNDING II, LLC,
as Company

By:     /s/ Kenneth A. Brause
Name: Kenneth A. Brause
Title:    Chief Financial Officer

ON DECK CAPITAL, INC.
solely with respect to Section 3, as Holdings,

By:     /s/ Kenneth A. Brause
Name: Kenneth A. Brause
Title:    Chief Financial Officer

ARES AGENT SERVICES, L.P.,
as Administrative Agent

By: Ares Agent Services GP LLC,
its General Partner

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title: Authorized Signatory

[Temporary Waiver and Consent]

Exhibit 10.2

LIBERTY MUTUAL INSURANCE COMPANY,
as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

PEERLESS INSURANCE COMPANY,
as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

THE OHIO CASUALTY INSURANCE COMPANY, as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

LIBERTY MUTUAL FIRE INSURANCE COMPANY, as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

[Temporary Waiver and Consent]

Exhibit 10.2

SAFECO INSURANCE COMPANY OF AMERICA, as a Class A Lender

By:    /s/ Christopher J. Felton
Name:    Christopher J. Felton
Title:     Executive Vice President

ARES SECURED INCOME MASTER FUND LP, as a Class A Lender

By: Ares Management LLC, its Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC, as a Class B Lender

By: Ares Cactus Operating Manager GP, LLC, its Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

GLENLAKE LOAN FUND, LLC,
as a Class B Lender

By: Ares Management LLC, its Investment Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

[Temporary Waiver and Consent]

Exhibit 10.2

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P.,
as a Class B Lender

By: Ares Management LLC, its investment subadvisor

By:    /s/ Matthew G. Gill
Name:    Matthew G. Gill
Title:     Authorized Signatory

SA REAL ASSETS 20 LIMITED,
as a Class B Lender

By: Ares Management LLC, its investment manager

By:    /s/ Matthew G. Gill
Name:    Matthew G. Gill
Title:     Authorized Signatory

ARES ASSET-BACKED LOAN FUND LP,
as a Class B Lender

By: Ares Capital Management III LLC, its management company

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

[Temporary Waiver and Consent]